                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Ballistic Recovery Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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
                        BALLISTIC RECOVERY SYSTEMS, INC.
                                300 Airport Road
                         South St. Paul, Minnesota 55075


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO  OUR  SHAREHOLDERS:

Please take notice that the Annual Meeting of the Shareholders of Ballistic Recovery Systems, Inc., a Minnesota corporation (the "Company"), will be held at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, on Wednesday, March 17, 1999 at 9:00 a.m. Central Time, to consider and vote upon the following matters:

         1.       Election of directors of the Company.

         2. Such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors of the Company has fixed the close of business on January 27, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE ANNUAL MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. The Board of Directors of the Company sincerely hopes, however, that all shareholders that can attend the Annual Meeting will do so.

It is important that your shares be represented and voted at the Annual Meeting. You should, therefore, return your Proxy at your earliest convenience.



                                            BY ORDER OF THE BOARD OF DIRECTORS





                                            Daniel Johnson
                                            Secretary


Dated: January 27, 1999

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                300 Airport Road
                         South St. Paul, Minnesota 55075
                                 (612) 457-7491

                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The accompanying Proxy is solicited by the Board of Directors of Ballistic Recovery Systems, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders of the Company, which will be held on March 17, 1999, and any adjournments thereof. Proxies may be revoked at any time prior to their being voted by giving written notice of revocation to an officer of the Company or by delivery to an officer of the Company of a later dated Proxy. Unless so revoked, all properly executed Proxies will be voted.

Proxies may be solicited by officers or other employees of the Company, who will receive no special compensation for their services. The Company may reimburse brokers, banks and other nominees holding shares for others for the costs of forwarding proxy materials to, and obtaining proxies from, their principals. This Proxy Statement, together with the Company's Summary Annual Report for the year ended September 30, 1998, is first being mailed to shareholders on or about February 10, 1999.

                                  VOTING RIGHTS

Only shareholders of record at the close of business on January 27, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, there were issued and outstanding 5,701,543 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. Holders of Common Stock are not entitled to cumulate their votes for the election of directors. The presence in person or by proxy of holders of a majority of shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but unvoted for purposes of determining the approval of any matter submitted to a vote at the Annual Meeting. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as voted for determining the approval of such matter. If no instructions are indicated, such proxies will be voted for all of the nominees to the Board of Directors.

The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election of the Board of each of the nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information as of January 27, 1999 (based on the Company's stock records and information provided by the individuals named), with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock, all directors and nominees to become directors, and all executive officers and directors of the Company as a group.

         Name and Address                                     Number of               Percent
         of Beneficial Owner      Title                       Shares Owned (1)        of Class
         -------------------      -----                       ----------------        --------
         Darrel D. Brandt         Director                    2,044,541 (2)            32.4%
         8603 West First St.
         Cedar Falls, IA  50613

         Boris Popov              Director                      646,600 (3)            10.3%
         4099 Penfield Court S.
         Afton, MN  55001

         Thomas H. Adams, Jr.     Director                      141,934 (4)             2.3%

         Robert L. Nelson         Director                       60,417 (5)             1.0%

         Mark B. Thomas           Chief Executive Officer,      111,098 (6)             1.8%
                                  and Chief Financial Officer

         All executive officers                               3,214,416 (7)            51.0%
         and directors as a
         group (6 persons)

----------------------------------------------------------------
(1) Unless otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated. Includes shares that may be acquired by exercise of options currently exercisable (including options becoming exercisable within 60 days of January 27, 1999.)
(2) Includes 50,000 shares issuable upon exercise of currently exercisable options.

(3) Includes 20,000 shares issuable upon exercise of currently exercisable options.
(4) Includes 75,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 18,884 shares issuable upon exercise of currently exercisable options.
(6) Includes 40,000 shares issuable upon exercise of currently exercisable options.
(7) Includes 203,884 shares issuable upon exercise of currently exercisable options.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

Four directors will be elected at the 1999 Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until a successor is elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the four persons named below.

The enclosed Proxy will be voted for the four nominees named below. Such nominees have indicated a willingness to serve as directors for the one-year term. In the event that any nominee becomes unavailable for any reason (which is not currently anticipated), the persons named in the enclosed Proxy have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose.

The names and ages of the nominees, their principal occupations, and other information is set forth below, based upon information furnished to the Company by the nominees.


         Name                       Age              Director Since
         ----                       ---              --------------
         Boris Popov                52               1980
         Thomas H. Adams, Jr.       62               1986
         Darrel D. Brandt           57               1991
         Robert L. Nelson           55               1993

Boris Popov is founder of the Company and is currently employed by the Company as a salesperson responsible for international sales lead generation and shareholder relations. Mr. Popov is also president of Northern Sun, Inc., a privately owned St. Paul, Minnesota based company that is engaged in aircraft equipment sales.

Thomas H. Adams, Jr. retired during 1996 from his position as a Northwest Airlines 747 captain. Mr. Adams held that position for more than five years.

Darrel D. Brandt began serving as the acting principal executive and financial officer in December 1991. Mr. Brandt continued to serve as the Company's principal executive officer until November 22, 1995 when he resigned that position.

Robert L. Nelson was appointed a director in March 1993. He is currently the president of Robert L. Nelson and Associates, a consulting firm specializing in aviation. Until March 1998, Mr. Nelson was president and chief operations officer of Wipaire, Inc. of South St. Paul for more than five years.

The Board of Directors met five times during fiscal 1998. All directors attended all of the meetings of the Board of Directors.

Director Compensation
---------------------

During fiscal 1998 the members of the Board received director's fees of $500 for the first meeting and $1,000 for each subsequent meeting attended. An aggregate of $18,000 in such fees was paid for directors' services in fiscal 1998 either in the form of cash, stock or stock option exercises.

Audit Committee
---------------

Beginning with fiscal year 1996, the Company established an audit committee with Robert L. Nelson and Boris Popov as members. Mr. Nelson serves as the chairman of the audit committee. The committee met formally once during the fiscal year in conjunction with another Company board meeting, and informally once via teleconference with the Company's auditors. No separate compensation was granted for service on the audit committee. The purpose of the audit committee is to meet with outside auditors prior to the beginning of fieldwork to discuss audit objectives. Following the conclusion of fieldwork, the audit committee is responsible to meet with the outside auditors to review audit findings and to review the management letter from the auditors.

Directors' Stock Option Plan
----------------------------

Pursuant to a plan adopted in 1990, each non employee director is granted an option on the next business day following the annual shareholders' meeting to purchase 10,000 shares of Common Stock. The exercise price is equal to the fair market value of the Common Stock on the date of grant. The options vest in quarterly increments of 25%, beginning three months following the date of grant, provided the director is still serving on such date. The final increment becomes exercisable on the earlier of twelve months following the grant or the date of the annual meeting next following the date of grant. Following the option grant on March 19, 1997, there were no options available for future grants under the 1990 plan. 400 shares from the 1993 option grant and 1,500 shares from the 1994 option grant were exercised by Robert L. Nelson during fiscal 1998. 10,000 shares from the 1991 option grant were exercised and sold by Boris Popov. Shares received by Nelson upon exercise of such options have not been sold as of the date of these proxy materials. The shares received by Popov upon exercise of such options were sold.

Pursuant to a cashless stock transaction dated August 5, 1998, the following director stock options were exercised for common stock of the Company: 40,000 stock options were exercised for 28,698 shares of common stock by Thomas H. Adams; 30,000 stock options were exercised for 24,999 shares of common stock by Darrel D. Brandt; 25,000 stock options were exercised for 20,833 shares of common stock by Robert L. Nelson; and, 50,000 stock options were exercised for 39,600 shares of common stock by Boris Popov. As of the date of these proxy materials, such shares received upon exercise of such options have not been sold.

Effective March 20, 1998, the four directors then serving were granted options to purchase in the aggregate, 40,000 shares of Common Stock, at an exercise price of $0.6875 per share. The vesting and pricing of the options followed the option guidelines for the Director's Stock Option Plan above. No options were exercised during fiscal 1998.

Additional Stock Activity
-------------------------

In addition to the director stock option exercises noted above, 980,000 options issued to director Darrel D. Brandt were exercised in exchange 728,542 shares of common stock of the Company pursuant to a cashless transaction dated August 5, 1998. As of the date of these proxy materials, such shares received upon exercise of such options have not been sold.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
--------------------------

The following table sets forth the cash and non cash compensation earned or awarded to the chief executive officer of the Company for each of the last three fiscal years.

 Name and                         Fiscal             Annual Compensation
 Principal Position (s)             Year             Salary            Bonus
 ----------------------             ----             ------            -----
 Mark B. Thomas (1)                 1998              $82,791           $    0
 Chief Executive Officer and        1997              $73,582           $4,467
 Chief Financial Officer            1996              $55,000           $8,000

------------------------------------------------------
(1) Mr. Thomas was appointed Chief Executive Officer on November 22, 1995. Prior to the appointment, he was the Company's Chief Operations Officer and Chief Financial Officer.

OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------

The following table sets forth the grants of options during the last fiscal year for the named executive.

                           Number of Securities      % of Total Options
                           Underlying Options        Granted to Employees      Exercise          Expiration
 Name                      Granted                   in Fiscal Year            Price             Date
 ----                      -------                   --------------            -----             ----
 Mark B. Thomas            100,000 (1)               100%                       $0.75            July 2000
                                                                                                 Through July 2004

----------------------------------
(1) 20,000 shares vested at the time of grant and 20,000 shares vest annually over the succeeding four years. The options expire 24 months following the vesting date. In the event of resignation or termination from the Company, the options expire 90 days from that date. The option agreement contains a change of control clause, which will accelerate the vesting of the options in the event of change of control of the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table sets forth the options exercised during the last fiscal year and the fiscal year end option values for the named executive.

                                                                                Number of
                                                                                Securities
                                                                                Underlying
                                                                                Unexercised
                                                                                Options at       Value of Unexercised
                                                                                FY-End:          In-the-Money
                           Shares Acquired                                      Exercisable/     Options at FY-End:
Name                       On Exercise               Value Realized             Unexercisable    Exercisable/Unexercisable
----                       -----------               --------------             -------------    -------------------------
Mark B. Thomas             101,656 (1)               $    0                     20,000/100,000   $1,250/$16,250

-------------------------------------
(1) The 101,656 options were exercised for 82,840 shares of common stock of the Company under a cashless transaction dated August 5, 1998. The basis in the new shares is valued at zero dollars which results in a realized value of zero dollars until such shares are subsequently sold. As of the date of these proxy materials, such shares received upon exercise of such options have not been sold.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and, consequently, its directors, executive officers, and persons holding more than 10% of outstanding Common Stock are subject to the requirement to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements have been satisfied by all directors, executive officers and beneficial owners of more than 10% of the Common Stock.

                             INDEPENDENT ACCOUNTANTS

Callahan, Johnston & Associates, LLC are the independent public accountants for the Company, and are expected to be retained for fiscal 1999. A representative of Callahan, Johnston & Associates, LLC is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with federal proxy rules. The 2000 Annual Meeting of Shareholders for the Company is expected to be held on or about March 19, 2000 and the proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2000. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 1, 1999.

                                  OTHER MATTERS

The Board of Directors knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.

                           AVAILABILITY OF FORM 10-KSB

The Company is including with this Proxy Statement its Summary Annual Report for the year ended September 30, 1998, which includes financial information relating to the Company. You can receive a copy of the Company's annual report to the SEC on Form 10-KSB at no charge by writing to Ballistic Recovery Systems, Inc., Shareholder Relations, 300 Airport Road, South St. Paul, Minnesota 55075. SEC filings for the Company are also available at the Securities and Exchange Commission's EDGAR service through the Internet at www.sec.gov/edgarhp.htm. The Company's trading symbol is BRSI.


                                           BY ORDER OF THE BOARD OF DIRECTORS





                                           Daniel Johnson
                                           Secretary

Dated: January 27, 1999

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 17, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Darrel D. Brandt and Thomas H. Adams, Jr., or either of them, proxies or proxy, with full power of substitution to vote all shares of Common Stock of Ballistic Recovery Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, March 17, 1999, at 9:00 a.m. Central Time, at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

1.       ELECTION OF DIRECTORS:

         ______FOR all nominees,         ______WITHHOLD AUTHORITY
               listed below:                   to vote for all nominees

         Thomas H. Adams, Jr.
         Darrel D. Brandt
         Robert L. Nelson
         Boris Popov
         (except as marked to the contrary below)


         INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided: ___________________________


2.       Upon such other matters as may properly come before the meeting.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Dated and Signed ________________, 1999.

_________________________________           ___________________________________
Signature of Shareholder(s)                 Signature of Shareholder(s)

IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.



                    PLEASE DO NOT FORGET TO DATE THIS PROXY.